[LOGO OF ALLIANCE CAPITAL(R) APPEARS HERE]               THE AUSTRIA FUND, INC.
-------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
-------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               DECEMBER 17, 1997

  To the Stockholders of The Austria Fund, Inc.:

  Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Austria Fund, Inc. (the "Fund") will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Wednesday, December 17, 1997 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated November 10, 1997:

  1. To elect four Directors of the Fund, each to hold office for a term of three years and until his or her successor is duly elected and qualified;

  2. To ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending August 31, 1998; and

  3. To transact such other business as may properly come before the Meeting.

  The Board of Directors has fixed the close of business on October 31, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                       By Order of the Board of Directors,

                                       Edmund P. Bergan, Jr.
                                        Secretary

New York, New York
November 10, 1997

-------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN
AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------
  (R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                            THE AUSTRIA FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                               DECEMBER 17, 1997

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Austria Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Wednesday, December 17, 1997 at 11:00 a.m. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about November 10, 1997.

  The Board of Directors has fixed the close of business on October 31, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Fund as of October 31, 1997 consisted of 11,703,031 shares of common stock, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of four Directors and for the ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants for its fiscal year ending August 31, 1998. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  A quorum for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by December 17, 1997, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. The meeting may be adjourned with respect to fewer than all the proposals in this Proxy Statement and a stockholder vote may be taken on any one of the proposals prior to any adjournment if sufficient votes have been received for approval. Shares represented by proxies indicating a vote against a proposal will be voted against adjournment as to that proposal.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, four Directors will be elected to serve for terms of three years, and until their successors are elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons in Class One as described below.

  Pursuant to the Articles of Incorporation and By-laws of the Fund, the Board of Directors has been divided into three classes. The terms of office of the members of Class One will expire as of the Meeting, the terms of office of the members of Class Two will expire as of the annual meeting of stockholders to be held in 1998 and the terms of office of the members of Class Three will expire as of the annual meeting of stockholders to be held in 1999. Upon expiration of the terms of office of the members of a class as set forth above, those persons then elected as Directors in that class will serve until the third annual meeting of stockholders following their election. Messrs. William H.M. de Gelsey, Peter Nowak, Dipl. Ing. Hellmut Longin and Mag. Reinhard Ortner are currently members of Class One; Mr. Dave H. Williams, Dipl. Ing. Peter Mitterbauer, Dr. Maria Schaumayer and Dr. Walter Wolfsberger are currently members of Class Two; and Mr. John D. Carifa, Dr. Hans Haumer and Dr. Reba W. Williams are currently members of Class Three.

  As a result of this system, only those Directors in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although, under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate stockholder proposals in management's annual proxy statement). This system of electing Directors, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, have the effect of maintaining the continuity of management.

  At the Meeting, each of the Directors in Class One, all of whom were previously elected by stockholders, are standing for re-election. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of these nominees would be unable to serve, but in the event of such inability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

  Certain of the Fund's Directors and officers are residents of Austria or the United Kingdom and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service upon such Directors or officers within the United States, or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Austria or in the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. Also, it is unclear if extradition treaties now in effect between the United States and Austria and the United Kingdom would subject Directors and officers residing in these countries to effective enforcement of the criminal penalties of the federal securities laws.

  Certain information concerning the Fund's Directors and nominees for election as Directors is set forth below.

                                                                          NUMBER OF SHARES
           NAME, AGE, POSITIONS AND OFFICES                                 BENEFICIALLY
               WITH THE FUND, PRINCIPAL          YEAR FIRST   YEAR TERM   OWNED DIRECTLY OR
        OCCUPATIONS DURING THE PAST FIVE YEARS    BECAME A   AS DIRECTOR  INDIRECTLY AS OF
                AND OTHER DIRECTORSHIPS           DIRECTOR   WILL EXPIRE  NOVEMBER 3, 1997
        --------------------------------------   ---------- ------------- -----------------
      * Dave H. Williams, Chairman,
        65. Chairman of the Board of
        Alliance Capital Management
        Corporation ("ACMC")** since
        prior to 1992 and Director
        of The Equitable Companies
        Incorporated................                1989        1998           18,000
                                                             (Class Two)
      * John D. Carifa, Director,
        52. President, Chief
        Operating Officer and a
        Director of ACMC............                1991        1999            1,118
                                                            (Class Three)
 ***++* William H.M. de Gelsey,
        Director, 75. Senior Advisor
        to the Managing Board of
        Creditanstalt Investment
        Bank since 1997 and Senior
        Advisor to the Managing
        Board of Creditanstalt-
        Bankverein, Vienna since
        1988; prior thereto, Deputy
        Chairman of Orion Royal
        Bank, London, England.......                1991        2000+             865
                                                             (Class One)

--------
  * "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund because of affiliation with Alliance Capital Management L.P. ("Alliance").
 ** For purposes of this Proxy Statement, ACMC refers to Alliance Capital
    Management Corporation, the sole general partner of Alliance.
*** Member of the Audit Committee.
  + If re-elected at the Meeting.
 ++ Member of the Nominating Committee.

                                                                          NUMBER OF SHARES
           NAME, AGE, POSITIONS AND OFFICES                                 BENEFICIALLY
               WITH THE FUND, PRINCIPAL          YEAR FIRST  YEAR TERM    OWNED DIRECTLY OR
        OCCUPATIONS DURING THE PAST FIVE YEARS    BECAME A  AS DIRECTOR   INDIRECTLY AS OF
                AND OTHER DIRECTORSHIPS           DIRECTOR  WILL EXPIRE   NOVEMBER 3, 1997
        --------------------------------------   ---------- ------------  -----------------
 ***++   Dr. Hans Haumer, Director,
         57. Chairman of the Board
         of LGT Bank in
         Liechtenstein; formerly
         Chairman of the Managing
         Board of GiroCredit Bank
         Aktiengesellschaft der
         Sparkassen; formerly
         Chairman of Die Erste
         Osterreichische SparCasse-
         Bank......................                 1989        1999            1,000
                                                            (Class Three)
 *++***  Dipl. Ing. Hellmut Longin,
         Director, 63. Chairman of
         the Management Board and
         Chief Executive Officer of
         Radex-Heraklith
         Industriebeteiligungs
         A.G.; Chairman of the
         Supervisory Board of all
         subsidiaries of Radex-
         Heraklith (mining
         industries); Member of the
         Supervisory Board of
         Interunfall Versicherungs
         A.G. (insurance); Member
         of the Supervisory Boards
         of Maculan Holding A.G.
         (building industry),
         Zumtobel A.G. and Zumtobel
         Holding A.G.; Member of
         Supervisory Board of BA-GC
         Investment Bank Austria
         AG; Member of Supervisory
         Board of Umdasch AG
         (supplier
         to building industry).....                 1989        2000+           1,000
                                                             (Class One)

--------
  * "Interested person," as defined in the Act, of the Fund because of affiliation with BAI Fondsberatung Ges. m.b.H. ("BAI Fund Adviser").
*** Member of the Audit Committee.
  + If re-elected at the Meeting.
 ++ Member of the Nominating Committee.

                                                                         NUMBER OF SHARES
           NAME, AGE, POSITIONS AND OFFICES                                BENEFICIALLY
               WITH THE FUND, PRINCIPAL          YEAR FIRST  YEAR TERM   OWNED DIRECTLY OR
        OCCUPATIONS DURING THE PAST FIVE YEARS    BECAME A  AS DIRECTOR  INDIRECTLY AS OF
                AND OTHER DIRECTORSHIPS           DIRECTOR  WILL EXPIRE  NOVEMBER 3, 1997
        --------------------------------------   ---------- -----------  -----------------
  ***++ Dipl. Ing. Peter Mitterbauer,
        Director, 54. Chairman of the
        Executive Board of Miba A.G.
        (diversified engineering
        company); Chairman of the
        Supervisory Boards of Miba
        Gleitlager A.G., Miba
        Sintermetall A.G.; and Member
        of the Supervisory Boards of
        Strabag Osterreich A.G.,
        Teufelberger Holding A.G.,
        Bank fur Oberosterreich and
        Salzburg, SCA Laakitchen AG,
        Alcatel Austria AG and EA-
        Generali AG..................               1989       1998            1,080
                                                            (Class Two)
        Peter Nowak, Director, 52.
        Managing Director of Die
        Erste
        Kapitalanlagegesellschaft
        m.b.H; formerly, Chairman of
        BA-GC Investment Bank Austria
        AG; Member of the Supervisory
        Boards of Heraklith Baustoffe
        A.G., Darbo Beteiligungs-
        A.G., Rath Beteilgungs A.G.
        and Sparinvest Kapitalanlage
        Aktiengesellschaft...........               1990       2000+           1,000
                                                            (Class One)
 *++*** Mag. Reinhard Ortner,
        Director, 48. Member of
        Management Board of First
        Austrian Bank; Member of
        Supervisory Boards of
        Sparkassenverlag Ges. m.b.H.,
        and Generali Allgemeine
        Lebensversicherung AG;
        Director of First Austrian
        International Vienna Stock
        Exchange.....................               1992       2000+           1,500
                                                            (Class One)

--------
  * "Interested person," as defined in the Act, of the Fund because of affiliation with BAI Fund Adviser.
*** Member of the Audit Committee.
  + If re-elected at the Meeting.
 ++ Member of the Nominating Committee.

                                                                         NUMBER OF SHARES
          NAME, AGE, POSITIONS AND OFFICES                                 BENEFICIALLY
              WITH THE FUND, PRINCIPAL          YEAR FIRST  YEAR TERM    OWNED DIRECTLY OR
       OCCUPATIONS DURING THE PAST FIVE YEARS    BECAME A  AS DIRECTOR   INDIRECTLY AS OF
               AND OTHER DIRECTORSHIPS           DIRECTOR  WILL EXPIRE   NOVEMBER 3, 1997
       --------------------------------------   ---------- ------------  -----------------
 ***++ Dr. Maria Schaumayer,
       Director, 65. Former Governor
       of the Austrian National
       Bank. She is Deputy Chairman
       of the Supervisory Board of
       Constantia Privatbank AG,
       Vienna.......................             1995+++       1998            1,000
                                                            (Class Two)
     * Dr. Reba W. Williams,
       Director, 61. Director of
       ACMC; Director of Special
       Projects, ACMC; art historian
       and writer. She was formerly
       a financial writer and
       consultant, Vice President
       and security analyst,
       Mitchell Hutchins, Inc. and
       an analyst for McKinsey &
       Company, Inc. ...............             1991          1999           18,000
                                                           (Class Three)
 ***++ Dr. Walter Wolfsberger,
       Director, 67. Chairman of the
       Supervisory Board of
       Osterreichische Kabelwerke
       Ges.m.b.H, Vice Chairman of
       the Supervisory Boards,
       Siemens AG Austria and Zurich
       Kosmos Versicherungs AG
       (electronics), President of
       the Austrian Federation of
       Electro- and Electronic
       Industry; member of
       Supervisory Boards of
       Osterreichische
       Industrieholding AG and Steyr
       Nutzfahrzeuge AG ............             1991          1998            1,000
                                                            (Class Two)

--------
  * "Interested person," as defined in the Act, of the Fund because of affiliation with Alliance.
*** Member of the Audit Committee.
 ++ Member of the Nominating Committee.
+++ Dr. Schaumayer previously served as a Director of the Fund from 1989-1990.

  During the fiscal year ended August 31, 1997, the Board of Directors met five times, the Audit Committee met three times for the purposes described below in Proposal Two, and the Nominating Committee did not meet. John D. Carifa and Reba W. Williams attended fewer than 75% of the meetings of the Fund's Board of Directors. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors. The Nominating Committee of the Fund does not currently consider candidates proposed by stockholders for election as Directors.

  The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended August 31, 1997, the aggregate compensation paid to each of the Directors during the calendar year 1996 by all of the funds to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                       TOTAL
                                                         TOTAL       NUMBER OF
                                                     COMPENSATION  FUNDS IN THE
                                         AGGREGATE     FROM THE    ALLIANCE FUND
                                       COMPENSATION  ALLIANCE FUND   COMPLEX,
                                       FROM THE FUND   COMPLEX,    INCLUDING THE
                                        DURING THE     INCLUDING    FUND, AS TO
                                        FISCAL YEAR    THE FUND,     WHICH THE
                                           ENDED      DURING THE    DIRECTOR IS
                                        AUGUST 31,   1996 CALENDAR  A DIRECTOR
           NAME OF DIRECTOR                1997          YEAR       OR TRUSTEE
           ----------------            ------------- ------------- -------------
Dave H. Williams......................    $     0       $     0           6
John D. Carifa........................    $     0       $     0          52
William H.M. de Gelsey................    $13,000       $10,000           1
Dr. Hans Haumer.......................    $12,500       $10,000           1
Dipl. Ing. Hellmut Longin.............    $13,000       $ 9,500           1
Dipl. Ing. Peter Mitterbauer..........    $12,500       $ 9,000           1
Peter Nowak...........................    $     0       $     0           1
Mag. Reinhard Ortner..................    $12,500       $ 9,500           1
Dr. Maria Schaumayer..................    $13,000       $10,000           1
Dr. Reba W. Williams..................    $     0       $     0           3
Dr. Walter Wolfsberger................    $13,000       $10,000           1

  Alliance has instituted a policy applicable to all funds in the Alliance Fund Complex contemplating, in the case of the Fund, that the Directors of the Fund will each invest at least $10,000 in shares of the Fund before the end of 1997. As of October 31, 1997, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                 PROPOSAL TWO

             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors recommends that the stockholders of the Fund ratify the selection of Price Waterhouse LLP, independent accountants, to audit the accounts of the Fund for the fiscal year ending August 31, 1998. Their selection was approved by the vote, cast in person, of a majority of the Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the Act, at a meeting held on July 23, 1997. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection. Price Waterhouse LLP has audited the accounts of the Fund since the Fund's commencement of operations and does not have any direct financial interest or any material indirect financial interest in the Fund. A representative of Price Waterhouse LLP is expected to attend the Meeting and to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.

  The Audit Committee of the Board of Directors generally meets twice during each fiscal year with representatives of Price Waterhouse LLP to discuss the scope of the independent accountants' engagement and review the financial statements of the Fund and the results of their examination thereof.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.

    INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS, INVESTMENT ADVISER AND
                   ADMINISTRATOR, AND THE FUND'S SUB-ADVISER

  The principal officers of the Fund and their principal occupations during the past five years are set forth below.

  Dave H. Williams, Chairman (see page 3 for biographical information).

  Norman S. Bergel, Vice President, 47, a Vice President of ACMC since prior to 1992; Director and a Senior Vice President of Alliance Capital Limited ("ACL").

  Mark H. Breedon, Vice President, 44, a Vice President of ACMC since prior to 1992; Director and a Senior Vice President of ACL.

  Francis P. Reeves, 23, Vice President, a Vice President of ACL with which he has been associated since March 1996. Prior thereto, he was an investment adviser for Citibank and an assistant trader for Mitsubishi Finance International.

  Mark D. Gersten, Treasurer and Chief Financial Officer, 47, a Senior Vice President of Alliance Fund Services, Inc. ("AFS") since prior to 1992.

  Edmund P. Bergan, Jr., Secretary, 47, a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and AFS since prior to 1992.

  The address of Messrs. Williams and Bergan is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Mr. Bergel is c/o Alliance Capital Management International, 53 Stratton Street, London, W1X 6JJ. The address of Messrs. Breedon and Reeves is c/o Alliance Capital Limited, 53 Stratton Street, London, W1X 6JJ. The address of Mr. Gersten is c/o Alliance Fund Distributors, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.

  The investment adviser and administrator for the Fund is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The Fund's sub-adviser is BAI Fondsberatung Ges. m.b.H., with principal offices at Burgring 3, A1010, Vienna, Austria.

  Section 16(a) Beneficial Ownership Reporting Compliance

  Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Fund. For the fiscal year ended August 31, 1997, reports of changes in beneficial ownership on Form 4 were filed late by Alliance on behalf of Dr. Hans Haumer, Mr. Peter Nowak and Dr. Walter Wolfsberger. An initial report on Form 3 was filed late by Alliance on behalf of Mr. Francis P. Reeves. The Form 3 did not relate to any transactions.

                    SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by July 13, 1998 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under federal securities laws.

                                 OTHER MATTERS

  Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                            REPORTS TO STOCKHOLDERS

  The Fund will furnish each person to whom the proxy statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services at (800) 227-4618 or contact Christina Santiago at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                            Secretary

November 10, 1997
New York, New York

TABLE OF CONTENTS                                                          PAGE
-------------------------------------------------------------------------------
Introduction..............................................................   1
Proposal One: Election of Directors.......................................   2
Proposal Two: Ratification of Selection of Independent Accountants........   8
Information as to the Fund's Principal Officers, Investment Adviser and
 Administrator, and the Fund's Sub-Adviser................................   9
Submission of Proposals for the Next Annual Meeting of Stockholders.......  10
Other Matters.............................................................  10
Reports to Stockholders...................................................  10

                            THE AUSTRIA FUND, INC.


-------------------------------------------------------------------------------
                  [LOGO OF ALLIANCE CAPITAL(R) APPEARS HERE]
                       Alliance Capital Management L.P.
-------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT DECEMBER 17, 1997

PROXY                                                       PROXY

                     THE AUSTRIA FUND, INC.
  INSTRUCTIONS TO THE STOCKHOLDERS OF THE AUSTRIA FUND, INC.,
     IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS
                TO BE HELD ON DECEMBER 17, 1997.

            THIS PROXY IS SOLICITED ON BEHALF OF THE
          BOARD OF DIRECTORS OF THE AUSTRIA FUND, INC.

The undersigned hereby instructs Christina Santiago and Carol H. Rappa to vote all shares of the Common Stock of The Austria Fund, Inc. (the "Corporation") registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m. Eastern Standard Time on Wednesday, December 17, 1997 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS AND FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

Please refer to the Proxy Statement for a discussion of each of the Proposals.

           PLEASE VOTE, DATE AND SIGN ON REVERSE AND
            RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?         DO YOU HAVE ANY COMMENTS?

____________________________      ______________________________

____________________________      ______________________________

PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT
IN THE ENCLOSED ENVELOPE.

/ X /  PLEASE MARK VOTES AS IN THIS EXAMPLE

           __________________________________________

                     THE AUSTRIA FUND, INC.
           __________________________________________



Please be sure to sign and date this Proxy.           Date:



____________________________           __________________________
    Stockholder sign here                  Co-owner sign here

1.   Election of Directors.                               For All
     Class One Directors     For All Nominees  Withheld   Except
     (term expires in 2000)  / /               / /         / /

         WILLIAM H.M. DE GELSEY, HELLMUT LONGIN, PETER NOWAK,
         REINHARD ORTNER

     NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2.   Ratification of the
     selection of Price      For      Against      Abstain
     Waterhouse LLP as the   / /      / /          / /
     independent accountants
     for the Corporation for
     the fiscal year ending
     August 31, 1998.

3. In their discretion, upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

Mark box at right if an address change or comment has been noted
on the reverse side of this card.                            /  /

RECORD DATE SHARES:










                                2
00250000.AY0